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STRICTLY PRIVATE
AND CONFIDENTIAL






                              DATED AUGUST 9, 2001

                                  $350,000,000

                              iSTAR FINANCIAL INC.

                          8 3/4 % SENIOR NOTES DUE 2008

                       ----------------------------------

                                  UNDERWRITING
                                   AGREEMENT

                       ----------------------------------




















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                              iStar Financial Inc.

                                  $350,000,000

                          8-3/4 % SENIOR NOTES DUE 2008

                             UNDERWRITING AGREEMENT





                                                                  August 9, 2001



To:
DEUTSCHE BANC ALEX. BROWN INC.
BEAR, STEARNS & CO. INC.
as Representatives of the
several Underwriters named
in Schedule II hereto
c/o DEUTSCHE BANC ALEX. BROWN INC.
30 Liberty Street, 25th Floor
New York, New York 10006

Dear Sirs:

                  iStar Financial Inc., a Maryland corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (the one or more firms acting in such capacities, the "Representatives"), as set forth below.

Section 1. UNDERWRITING. Subject to the terms and conditions contained herein:

(a) The Company proposes to issue and sell to the several Underwriters the principal amount of its debt securities (the "Securities") having the terms identified in Schedule I hereto. The Securities are to be issued pursuant to the terms of an indenture dated as of February 5, 2001, as amended by a supplemental indenture dated as of August 16, 2001 (the "Indenture") between the Company and State Street Bank and Trust Company, N.A., as trustee (the "Trustee").

(b) Upon your authorization of the release of the Securities, the Underwriters propose to make a public offering (the "Offering") of the Securities upon the terms set forth in the Prospectus (as defined below) as soon as in the Representatives' sole judgment is advisable. As used in this Agreement, the term "Effective Date" shall mean each date that the registration statement and any post-effective amendment or amendments thereto became or become effective;

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the term "Original Registration Statement" means the registration statement referred to in Section 5(a)(i) below, as amended at the time when it was or is declared effective, including incorporated documents, financial schedules and exhibits thereto, including any Rule 430A Information (as defined below) deemed to be included therein at the Effective Date as provided by Rule 430A, and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined below), also means such registration statement as so amended; the term "Rule 430A Information" means information permitted to be omitted from the Original Registration Statement when it becomes effective pursuant to Rule 430A; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") (including the Registration Statement and any Preliminary Prospectus (as defined below), or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Base Prospectus" shall mean the prospectus referred to in Section 5(a)(i) below contained in the Registration Statement at the Effective Date including, in the case of a Rule 430A Offering (as defined below), any Preliminary Prospectus; the term "Preliminary Prospectus" means the preliminary prospectus supplement to the Base Prospectus used prior to the filing of the Prospectus; the term "Prospectus" means the prospectus supplement to the Base Prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act, together with the Base Prospectus.

         "Rule 415", "Rule 424" and "Rule 430A" refer to such rules or regulations under the Securities Act. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Rule 430A Offering" means an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Rule 415 Offering" means an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Rule 430A Offering or a Rule 415 Offering shall be set forth in Schedule I hereto.



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Section 2. PURCHASE AND CLOSING.

(a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the purchase price set forth in Schedule I hereto (the "Purchase Price"), the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto. The Securities shall be registered by the Trustee in the name of the nominee of the Depository Trust Company ("DTC"), Cede & Co. ("Cede & Co."), and credited to the accounts of such of its participants as the Representatives shall request, upon notice to the Company at least 48 hours prior to the Closing Date (as defined below), with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, and deposited with the Trustee as custodian for DTC on the Closing Date, against payment by or on behalf of the Underwriters to the account of the Company of the aggregate Purchase Price therefor by wire transfer in immediately available funds. Such time and date of delivery against payment are herein referred to as the "Closing Date", and the implementation of all the actions described in this
Section 2(a) is herein referred to as the "Closing".

(b) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make Payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such Payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

Section 3. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

(a)      The Company will:

                           (i) use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. During any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, the Company (x) will comply with all requirements imposed upon it by the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (y) will not file with the Commission the Base Prospectus or any amendment or supplement to such Base Prospectus (including the Prospectus or any Preliminary Prospectus), any amendment to the Registration Statement (including the


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                           amendment referred to in the second sentence of
                           Section 5(a)(i) hereof) or any Rule 462(b)
                           Registration Statement unless the Representatives previously have been advised of, and furnished with a copy within a reasonable period of time prior to, the proposed filing and the Representatives shall have given their consent to such filing, which shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable, in the reasonable judgment of the Underwriters or their counsel, in connection with the distribution of the Securities by the several Underwriters. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                           (ii) without charge, provide (x) to the
                           Representatives and to counsel for the Underwriters, an executed and a conformed copy of the Original Registration Statement and each amendment thereto or any Rule 462(b) Registration Statement (in each case including exhibits thereto), (y) to each other Underwriter, a conformed copy of the Original Registration Statement and each amendment thereto or any Rule 462(b) Registration Statement (in each case without exhibits thereto), and (z) so long as a prospectus relating to the Securities is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

                           (iii) advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of
                           (w) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any amendment thereto or any Rule 462(b) Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (x) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (y) the institution, threatening or contemplation of any proceeding for any purpose identified in the preceding clause (w) or (x), or (z) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is


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                           issued, to obtain the withdrawal thereof as promptly
                           as possible.

(b) The Company will cooperate with the Underwriters in qualifying the Securities for offering and sale in each jurisdiction as the Representatives shall designate including, but not limited to, pursuant to applicable state securities ("Blue Sky") laws of certain states of the United States of America or other U.S. jurisdictions, and the Company shall maintain such qualifications in effect for so long as may be necessary in order to complete the placement of the Securities; PROVIDED, HOWEVER, that the Company shall not be obliged to file any general consent to service of process or to qualify as a foreign corporation or as a securities dealer in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(c) If, at any time prior to the final date when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary at any time to amend the Registration Statement or amend or supplement the Prospectus to comply with the Securities Act, the Exchange Act or the Trust Indenture Act or the respective rules or regulations of the Commission thereunder or applicable law, the Company will promptly notify the Representatives thereof and will promptly, at its own expense, but subject to the second sentence of Section 3(a)(i) hereof: (x) prepare and file with the Commission an amendment to the Registration Statement or amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance; and (y) supply any amended Registration Statement or amended or supplemented Prospectus to the Underwriters in such quantities as the Underwriters may reasonably request.

(d) The Company will make generally available to the Company's securityholders and to the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act, including Rule 158 thereunder.

(e) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

(f) Neither the Company nor any of its affiliates, nor any person acting on behalf of any of them will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or
(ii) (x) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

Section 4. EXPENSES. The Company shall bear and pay all costs and expenses incurred incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including: (i) fees and expenses of preparation, issuance and delivery of this


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Agreement to the Underwriters and of the Indenture; (ii) the fees and expenses of its counsel, accountants and any other experts or advisors retained by the Company; (ii) fees and expenses incurred in connection with the registration of the Securities under the Securities Act and the preparation and filing of the Registration Statement, the Prospectus and all amendments and supplements thereto; (iii) the fees and expenses incurred in connection with the printing and distribution of the Prospectus and any Preliminary Prospectus and the printing and production of all other documents connected with the Offering (including this Agreement and any other related agreements); (iv) expenses related to the qualification of the Securities under the state securities or Blue Sky laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky memoranda; (v) the filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriters in connection therewith; (vi) all arrangements relating to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities; (vii) any fees charged by investment rating agencies for the rating of the Securities; (viii) the fees and expenses of the Trustee;
(ix) the costs and expenses of the "roadshow" and any other meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters); and (x) the costs and expenses of advertising relating to the Offering (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters).

Section 5. REPRESENTATIONS AND WARRANTIES.

(a) As a condition of the obligation of the Underwriters to underwrite and pay for the Securities, the Company represents and warrants to, and agrees with, each of the several Underwriters as follows:

                  REGISTRATION STATEMENT AND PROSPECTUS

                           (i) If the Offering is a Rule 415 Offering (as
                  specified in Schedule I hereto), paragraph (x) below is applicable and, if the Offering is a Rule 430A Offering (as so specified), paragraph (y) below is applicable.

                                            (x) The Company meets the
                                    requirements for use of Form S-3 under the Securities Act and has filed with the Commission the Original Registration Statement (the file number of which is set forth in Schedule I hereto) on such Form, including a Base Prospectus, for registration under the Act of the offering and sale of the Securities, one or more amendments to such Registration Statement may have been so filed, and the Company may have used a Preliminary Prospectus. Such Registration Statement, as so amended, has become effective. The Offering is a Rule 415 Offering and, although the Base Prospectus may not include all the information with respect to the Securities and the


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                                    offering thereof required by the Securities
                                    Act and the rules thereunder to be included in the Prospectus, the Base Prospectus includes all such information required by the Securities Act and the rules thereunder to be included therein as of the Effective Date. After the execution of this Agreement, the Company will file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the Base Prospectus included in such Registration Statement relating to the Securities and the offering thereof, with such information as is required or permitted by the Securities Act and as has been provided to and approved by the Representatives prior to the date hereof or, to the extent not completed at the date hereof, containing only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the date hereof, will be included or made therein. The Company may also file a Rule 462(b) Registration Statement with the Commission for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission.

                                            (y) The Company meets the
                                    requirements for the use of Form S-3 under the Securities Act and has filed with the Commission the Original Registration Statement (the file number of which is set forth in Schedule I hereto) on such Form, including a Base Prospectus, for registration under the Securities Act of the offering and sale of the Securities, and one or more amendments to such Registration Statement, including a Preliminary Prospectus, may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (I) if such Registration Statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, a final prospectus supplement to the Base Prospectus in the form most recently included in an amendment to such Registration Statement (or, if no such amendment shall have been filed, in such Registration Statement), with such changes or insertions as are required by Rule 430A under the Securities Act or permitted by Rule 424(b) under the Securities Act, and as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (II) if such Registration Statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such Registration Statement, including the form of final prospectus supplement to the Base Prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement or, to the extent not completed at


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                                    the date hereof, containing only such
                                    specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. The Company may also file a Rule 462(b) Registration Statement with the Commission for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission.

                           (ii) The Commission has not issued any order
                  preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission, it (x) complied as to form in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (I) complied as to form or will comply in all material respects with the requirements of, the Securities Act, the Exchange Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and (II) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing the Prospectus or such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date, the Prospectus, as amended or supplemented at any such time, (A) complied as to form or will comply in all material respects with the requirements of, the Securities Act, the Exchange Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective and on the Closing Date, the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder. The foregoing provisions of this paragraph (ii) do not apply to (1) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (2) statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use


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                  therein.

                           (iii) If the Company has elected to rely on Rule
                  462(b) and the Rule 462(b) Registration Statement is not effective, (x) the Company will file a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and (y) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 under the Securities Act, or the Commission has received payment of such filing fee.

                           (iv) The Company has not distributed and, prior to
                  the later of (x) the Closing Date and (y) the completion of the distribution of the Securities, will not distribute any offering material in connection with the Offering other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

                           (v) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus (x) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (y) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (z) there has not been any material change in the capital stock of the Company, or in the short-term or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

                           (vi) Each document, if any, filed or to be filed
                  pursuant to the Exchange Act and incorporated by reference in either the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder.

                  THE SECURITIES

                           (vii) The Company has an authorized, issued and
                  outstanding capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                           (viii) The execution and delivery of the Securities
                  have been duly authorized by all necessary corporate action of the Company and, on and as of the Closing Date, the Securities will have been duly executed and delivered by the Company and, assuming due authentication by the Trustee, will be the legal, valid and binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture. No holder of securities of the


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                  Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the Offering contemplated by this Agreement.

                            (ix) Except for the shares of capital stock of each
                  of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except in entities used in connection with an investment in its ordinary course of business, or as otherwise described in or contemplated by the Prospectus.

                  MARKET MANIPULATION

                           (x) Neither the Company nor any of its affiliates,
                  nor any person acting on behalf of any of them has, directly or indirectly, (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (y) since the filing of the Original Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  CORPORATE POWER AND AUTHORITY

                           (xi) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the law of its jurisdiction of incorporation with full power and authority to own, lease and operate its properties and assets and conduct its business as described in the Prospectus, is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole, and has full power and authority to execute and perform its obligations under this Agreement, the Indenture and the Securities; each subsidiary of the Company is a corporation duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole, and each has full power and authority to own, lease and operate its properties and assets and conduct its business as described in the Registration Statement and the Prospectus; all of the


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                  issued and outstanding shares of capital stock of each of the
                  Company's subsidiaries have been duly authorized and are fully paid and nonassessable and, except for SFT II, Inc. and as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                           (xii) The execution and delivery of this Agreement
                  and the issuance and sale of the Securities have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery, by the other parties hereto will be the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                           (xiii) The execution and delivery of the Indenture
                  have been duly authorized by the Company, and, on and as of the Closing Date, the Indenture will have been duly executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                           (xiv) The execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities, the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made or such as may be required by the state securities or Blue Sky laws of the various states of the United States of America or other U.S. jurisdictions in connection with the offer and sale of the Securities by the Underwriters, or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

                           (xv) Neither the Company nor any of its subsidiaries
                  is in violation of any term or provision of its charter documents or by-laws, or in breach of or in default under any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, the consequence of which violation, breach or default would have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or of its subsidiaries, taken as a whole.

                           (xvi) The Company is not an "investment company" and,
                  after giving effect to the Offering and the application of the proceeds therefrom, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  TITLE, LICENSES AND CONSENTS

                           (xvii) The Company and each of its subsidiaries have
                  good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus.

                           (xviii) The Company and its subsidiaries own or
                  possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, know-how, copyrights, trade secrets and proprietary or other confidential information necessary to operate the business now operated by them, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                           (xix) The Company and its subsidiaries possess all
                  consents, licenses, certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  FINANCIAL STATEMENTS

                           (xx) PricewaterhouseCoopers LLP, who have certified
                  certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the applicable rules and regulations thereunder.

                           (xxi) The consolidated financial statements and
                  schedules of the Company and its consolidated subsidiaries included or incorporated in the Registration Statement and the Prospectus were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein) and they present fairly the financial condition of the Company as at the dates at which they were prepared and the results of operations of the Company in respect of the periods for which they were prepared.

                  INTERNAL ACCOUNTING CONTROLS

                           (xxii) The Company and each of its subsidiaries
                  maintain a system of internal accounting controls sufficient to provide reasonable assurance that (w) transactions are executed in accordance with management's general or specific authorizations; (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (y) access to assets is permitted only in accordance with management's general or specific authorization; and (z) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  LITIGATION

                           (xxiii) No legal or governmental proceedings are
                  pending or threatened to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein; and no statutes, regulations, contracts or other documents that are required to be described or incorporated in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or incorporated therein or filed as required.

                  DIVIDENDS AND DISTRIBUTIONS

                           (xxiv) No subsidiary of the Company is currently
                  prohibited, directly or indirectly, from paying any dividends to the Company, making any other distribution on such subsidiary's capital stock, repaying to the Company any loans or advances to such subsidiary from the Company or transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, and the Company is not currently prohibited, directly or indirectly, from paying any dividends or making any other distribution on its capital stock, in each case except for restrictions upon the occurrence of a default or failure to meet financial covenants or conditions under existing agreements or restrictions that require a subsidiary to service its debt obligations before making dividends, distributions or advancements in respect of its capital stock.

                  TAXES

                           (xxv) The Company is organized in conformity with the
                  requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation as described in the Prospectus will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

                           (xxvi) The Company has filed all foreign, federal,
                  state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it (except in any case in which the failure so to pay would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole), to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

                  INSURANCE

                           (xxvii) The Company and each of its subsidiaries are
                  insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  PENSION AND LABOR

                           (xxviii) The Company and each of its subsidiaries is
                  in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would reasonably be expected to have any liability; the Company has not incurred and does not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (y) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the plan to not be adversely affected by such determination.

                           (xxix) No labor dispute with the employees of the
                  Company or any of its subsidiaries exists or is threatened or imminent that could have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), properties, management, earnings, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                  ENVIRONMENTAL

                           (xxx) Except as described in or contemplated by the
                  Prospectus, and except as would not otherwise reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (A) the Company and each of its subsidiaries is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (B) the Company and each of its subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any of its subsidiaries, (E) neither the Company nor any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable law, (F) no property owned or operated by the Company or any of its subsidiaries is (i) listed or, to the best knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any governmental authority, (G) neither the Company nor any of its subsidiaries is subject to any order, decree or agreement requiring, or otherwise obligated or required to perform any response or corrective action under any Environmental Law, (H) there are no past or present actions, occurrences or operations which could reasonable be expected to prevent or interfere with compliance by the Company with any applicable Environmental Law or to result in liability under any applicable Environmental Law. For purposes of this Agreement, "Environmental Laws" means the Common Law and all applicable foreign, federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment, (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials and (iii) underground and aboveground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. "Hazardous Material" means any pollutant, contaminant, waste, chemical, substance or constituent, including, without limitation, petroleum or petroleum products subject to regulation or which can give rise to liability under any Environmental Laws.

                  OTHER AGREEMENTS

                           (xxxi) No default exists, and no event has occurred
                  which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except any default that would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole.

                  ABSENCE OF MATERIALLY ADVERSE CHANGE

                           (xxxii) Subsequent to the respective dates as of
                  which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has been no materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, property, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, other than as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto).

                           (xxxiii) No receiver or liquidator (or similar
                  person) has been appointed in respect of the Company or any subsidiary of the Company or in respect of any part of the assets of the Company or any subsidiary of the Company; no resolution, order of any court, regulatory body, governmental body or otherwise, or petition or application for an order, has been passed, made or presented for the winding up of the Company or any subsidiary of the Company or for the protection of the Company or any such subsidiary from its creditors; and the Company has not, and no subsidiary of the Company has, stopped or suspended payments of its debts, become unable to pay its debts or otherwise become insolvent.

                  NO EVENT OF DEFAULT

                           (xxxiv) On and as of the date hereof, no event has
                  occurred or is continuing which constitutes, or with notice or lapse of time would constitute, an Event of Default (as defined in the Securities).

(b) The above representations and warranties shall be deemed to be repeated at the Closing Date.

Section 6. INDEMNITY.

(a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Base Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or

                           (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, the Base Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein. The indemnity provided for in this Section 6 shall be in addition to any liability that the Company may otherwise have. The Company will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (A) includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any of the Underwriters or such controlling persons.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Base Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, the Base Prospectus any Preliminary

Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 6, such person (for purposes of this paragraph (c), the "indemnified party") shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of this paragraph (c), the "indemnifying party"), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated in writing by the Representatives in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or
(ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by PRO RATA or PER CAPITA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations, and not joint, and contributions among Underwriters shall be governed by the provisions of the Deutsche Banc Alex. Brown Inc. Master Agreement Among Underwriters. For purposes of this paragraph
(d), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

Section 7. CONDITIONS PRECEDENT. The obligations of the several Underwriters to purchase and pay for the Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of each Closing Date, as if made on and as of each Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

(a) (i) If the Original Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment shall have been declared effective not later than 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 4:30 P.M. New York City time on such date, or 12:00 Noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 4:30 P.M. New York City time on such date, and (ii) if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the time confirmations are sent or given as specified by Rule 462(b)(2), or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

(b) The Representatives shall have received a legal opinion from Clifford Chance Rogers & Wells LLP, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Registration Statement is effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued and, to the best knowledge of such counsel, no proceedings for that purpose are pending or threatened by the Commission;

                           (ii) the Original Registration Statement and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder;

                           (iii) such counsel has no reason to believe that (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) (x) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iv) the Company and each of its significant subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where such counsel has been advised that the failure to be so qualified would amount to a material liability or disability to the Company and its subsidiaries, taken as a whole; the Company and each of its significant subsidiaries have full power and authority to own, lease and operate their respective properties and assets and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and the Indenture and to carry out all the terms and provisions hereof and thereof and of the Securities to be carried out by it; all of the issued and outstanding shares of capital stock of each of the Company's significant subsidiaries, except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, except for pledges of subsidiary stock under debt instruments;

                           (v) the statements set forth under the heading "Description of Debt Securities" in the Base Prospectus and "Description of Notes" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions; and the statements set forth under the heading "Federal Income Tax Consequences" in or incorporated by reference to the Prospectus or, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and fairly present the information called for with respect to such legal matters, documents and proceedings in all material respects as required by the Securities Act and the Exchange Act and the respective rules and regulations thereunder;

                           (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                           (vii) the execution and delivery of the Indenture have been duly authorized by the Company, and, on and as of the Closing Date, the Indenture will have been duly executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

                           (viii) the Securities have been duly authorized by all necessary corporate action of the Company and, on and as of the Closing Date, the Securities will have been duly executed and delivered by the Company and, assuming due authentication by the Trustee, will be the legal, valid and binding obligations of the Company, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) and entitled to the benefits of the Indenture; no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the Offering contemplated by this Agreement;

                           (ix) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities, the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made (and specified in such opinion) or such as may be required by the securities or Blue Sky laws of the various states of the United States of America and other U.S. jurisdictions in connection with the offer and sale of the Securities by the Underwriters, or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other material agreement or instrument, known to such counsel, to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or its subsidiaries;

                           (x) the Company is not an "investment company" and, after giving effect to the Offering and the application of the proceeds therefrom, will not be an "investment company", as such term is defined in the 1940 Act; and

                           (xi) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described or incorporated in the Registration Statement or the Prospectus and are not described or incorporated therein or any statutes, regulations, contracts or other documents that are required to be described or incorporated in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or incorporated therein or filed as required.

                           (xii) commencing with the Company's taxable year ended December 31, 1998, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code, and its method of operation, as described in the Registration Statement and set forth in the Company's amended and restated charter, has enabled the Company to meet and, provided that the Company continues to meet the applicable asset composition, source of income, shareholder diversification, distribution, record keeping and other requirements of the Code necessary for a corporation to qualify as a REIT, will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States or the General Corporation Law of the State of Delaware, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP. An opinion of Ballard Spahr Andrews & Ingersoll, LLP shall be delivered to the Representatives and counsel for the Underwriters covering matters reasonably requested by the Representatives.

                  References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion. The opinions of issuer's counsel described herein shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(c) The Representatives shall have received a legal opinion and letter from Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date, covering the issuance and sale of the Securities, the Registration Statement and the Prospectus, the Indenture and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(d) The Representatives shall have received from PricewaterhouseCoopers LLP a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Representatives.

 (e) The Company shall have furnished or caused to be furnished to the Representatives at the Closing a certificate of its Chairman of the Board, its President or its Chief Executive Officer and its Chief Financial Officer satisfactory to the Underwriters to the effect that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                           (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto), neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

(f) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(g) The Indenture shall have been executed and delivered by all the parties thereto.

(h) On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

Section 8. DEFAULT OF UNDERWRITERS. If, at the Closing, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, at the Closing, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than ten per cent of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 9. TERMINATION. This Agreement shall be subject to termination in the sole discretion of the Representatives by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date, (a) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established by or on, as the case may be, the Commission or the New York Stock Exchange or the Nasdaq National Market; (b) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (c) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities; (d) there shall have occurred (i) an outbreak or escalation of hostilities between the United States and any foreign power, (ii) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or (iii) any other calamity or crisis or materially adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or (e) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been any materially adverse change (including, without limitation, a change in management or control), or constitute a development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto). Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party except for the liability of the Company in relation to expenses as provided in Sections 4 and 10 hereof, the indemnity and contribution provisions provided in Section 6 hereof and any liability arising before or in relation to such termination.

Section 10. REIMBURSEMENT OF EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any termination pursuant to Section 9 hereof (other than by reason of a default by any of the Underwriters), the Company shall reimburse the Underwriters, severally upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

Section 11. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of
Section 5(a)(ii) and Section 6 hereof. The Underwriters confirm that such statements (to such extent) are correct.

Section 12. NOTICES. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives. Any notice or notification in any form to be given under this Agreement may be delivered in person or sent by telex, facsimile or telephone (subject in the case of a communication by telephone to confirmation by telex or facsimile) addressed to:

                  in the case of the Company:

                  iStar Financial Inc.
                  1114 Avenue of the Americas, 27th Floor
                  New York, NY  10036

                  Facsimile: (212) 930-9494
                  Attention:  Chief Executive Officer

                  with a copy to:   General Counsel



                  in the case of the Underwriters:

                  Deutsche Banc Alex. Brown Inc.
                  130 Liberty Street
                  New York, New York 10006

                  Facsimile: (212) 669-0764
                  Attention:  Keith Locker

Any notice under this Section 12 shall take effect, in the case of delivery, at the time of delivery and, in the case of telex or facsimile, at the time of dispatch.

Section 13. MISCELLANEOUS.

(a) Time shall be of the essence of this Agreement.

(b) The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect, the meaning or interpretation of this Agreement.

(c) For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

(d) This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Agreement and any party may enter into this

Agreement by executing a counterpart.

(e) This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the indemnities of the Company contained in Section 6 hereof shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 6 hereof shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

(f) The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers, directors, employees or agents, any Underwriter or any controlling person referred to in Section 6 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 4, 6 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 14. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15. GOVERNING LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Deutsche Banc Alex. Brown Inc. Master Agreement Among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                           Very truly yours,

                                           iSTAR FINANCIAL INC.


                                           By  /s/ Spencer B. Haber
                                               ---------------------------
                                               Name:  Spencer B. Haber
                                               Title: President and
                                                       Chief Financial Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date specified in Schedule I hereto.

DEUTSCHE BANC ALEX. BROWN INC.
BEAR, STEARNS & CO. INC.
FLEET SECURITIES, INC.
UBS WARBURG LLC

By: DEUTSCHE BANC ALEX. BROWN INC.

By /s/ Donald A. Wright
   --------------------------------------------------
   Name:  Donald A. Wright
   Title: Managing Director

By /s/ Mark Fedorcik
   --------------------------------------------------
   Name:  Mark Fedorcik
   Title: Director

For itself and on behalf of the
several Underwriters, named in
Schedule II hereto.

                                   SCHEDULE I

Underwriting Agreement dated:  August 9, 2001


Representatives:
         Deutsche Banc Alex. Brown Inc.
         Bear, Stearns & Co. Inc.

Type of Offering: Rule 415 Offering or Rule 430A Offering

Title, Purchase Price and Description of Securities:

         Title:  Senior Notes

         Principal Amount:  $350,000,000

         Purchase price (include accrued interest or amortization, if any): 100%


Closing Date and Location:
         August 16, 2001 at the offices of Cahill Gordon & Reindel located at 80 Pine Street, New York, NY 10005.

Registration Statement No.  333-55396

                                   SCHEDULE II

                                The Underwriters


UNDERWRITER                                              UNDERWRITING COMMITMENT

Deutsche Banc Alex. Brown Inc........................        $ 175,000,000
Bear, Stearns & Co. Inc. ............................        $ 122,500,000
Fleet Securities, Inc................................        $  26,250,000
UBS Warburg LLC .....................................        $  26,250,000
                                                             -------------
Total................................................        $ 350,000,000